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SUPPLEMENT DATED JUNE 11, 2021

TO THE PROSPECTUS

DATED JANUARY 1, 2021

OF

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

(a series of Templeton Funds)

The prospectus is amended as follows:

I. The following section is added to the “Fund Summary”:

Sub-Advisors

Franklin Templeton Investment Management Limited (FTIML)

Templeton Global Advisors Limited (Global Advisors)

II. The “Fund Summary – Portfolio Manager” section of the prospectus is replaced with the following:

Portfolio Managers

Maarten Bloemen Executive Vice President of FTIC and portfolio manager of the Fund since inception (2018).

Craig Cameron, CFA Portfolio Manager of FTIML and portfolio manager of the Fund since June 2021.

Tina Sadler, CFA Executive Vice President of FTIC and portfolio manager of the Fund since June 2021.

Herbert Arnett, Jr. Vice President of Global Advisors and portfolio manager of the Fund since June 2021.

Maarten Bloemen will be retiring on or about December 1, 2021. It is anticipated that Mr. Bloemen will no longer be a portfolio manager of the Fund upon his retirement.

III. The following is added to the “Fund Details – Management” section of the prospectus:

Under a separate agreement with Asset Management, Franklin Templeton Investment Management Limited (FTIML), Cannon Place, 78 Cannon Street, London, EC4N 6HL, England and Templeton Global Advisors Limited (Global Advisors) serves as the Fund’s sub-advisors. The sub-advisors provide FTIC with investment management advice (which may include research and analysis services). FTIML and TGAL are indirect subsidiary of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisors.

IV. The management team under the “Fund Details – Management” section of the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals. The portfolio managers of the Fund are as follows:

Maarten Bloemen Executive Vice President of FTIC

Mr. Bloemen has been co-lead portfolio manager of the Fund since the Fund’s inception. He joined Franklin Templeton in 2001.

Craig Cameron, CFA  Portfolio Manager of FTIML

Mr. Cameron has been a co-lead manager of the Fund since June 2021. He joined Franklin Templeton in 2012.

Tina Sadler, CFA  Executive Vice President of FTIC

Ms. Sadler has been portfolio manager of the Fund since June 2021. She joined Franklin Templeton in 1997.

Herbert Arnett, Jr.  Vice President of Global Advisors

Mr. Arnett has been portfolio manager of the Fund since June 2021. He joined Franklin Templeton in 1996.

As co-lead portfolio managers, Messrs. Bloemen and Cameron are jointly and primarily responsible for the day-to-day management of the Funds’ portfolio. They have equal authority over all aspects of the Funds' investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time. Ms. Sadler and Mr. Arnett provide the Fund with research and advice on the purchase and sales of individual securities and portfolio risk assessment.

Maarten Bloemen will be retiring on or about December 1, 2021, it is anticipated that Mr. Bloemen will no longer be a portfolio manager of the Fund upon his retirement.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement with your prospectus for future reference.

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